NEWPORT TIGER FUND

                                 Class Z Shares

                   Supplement to Prospectus dated May 1, 2000

The prospectus of the Fund is amended to revise the categories of investors who are eligible to purchase Class Z shares. The following investors are now eligible to purchase Class Z shares: (i) clients of broker-dealers or registered investment advisors that both recommend the purchase of Fund shares and charge such clients an asset-based fee; (ii) a retirement plan (or the custodian for such plan) with aggregate plan assets of at least $5 million at the time of purchase and which purchases shares directly from Liberty Funds Distributor, Inc., the Funds' distributor or through a third party broker-dealer; (iii) any insurance company, trust company or bank purchasing shares for its own account;
(iv) any endowment, investment company or foundation; and (v) clients of investment advisory affiliates of the distributor provided that the clients meet certain criteria established by the distributor and its affiliates.

732-36/394B-0500                           May 1, 2000